Exhibit 99.1

FINANCIAL NEWS

Cirrus Logic Reports Record Fiscal Second Quarter Revenue of $561.0 Million

AUSTIN, Texas – November 4, 2025 – Cirrus Logic, Inc. (NASDAQ: CRUS) posted on its website at investor.cirrus.com the quarterly Shareholder Letter that contains the complete financial results for the second quarter of fiscal year 2026, which ended September 27, 2025, as well as the company’s current business outlook.
“Cirrus Logic delivered record revenue for the September quarter driven by demand for components shipping into smartphones,” said John Forsyth, Cirrus Logic president and chief executive officer. “During the quarter, we also made great progress in our strategy to expand into additional applications and markets. We were pleased with our continued momentum in the PC market as we secured our first mainstream consumer laptop design, expanded our collaboration with leading PC platform vendors, and further developed new products with enhanced audio and voice capture capabilities. Additionally, we saw increased customer interest across our latest general market products that target the professional audio, industrial, automotive, and imaging end markets. With a compelling portfolio of products today and an exciting roadmap for the future, we remain focused on leveraging our mixed-signal processing expertise to expand our addressable market and drive long-term shareholder value.”

Reported Financial Results – Second Quarter FY26
•Revenue of $561.0 million;
•GAAP and non-GAAP gross margin of 52.5 percent;
•GAAP operating expenses of $149.6 million and non-GAAP operating expenses of $127.7 million; and
•GAAP earnings per share of $2.48 and non-GAAP earnings per share of $2.83.

A reconciliation of GAAP to non-GAAP financial information is included in the tables accompanying this press release.

Business Outlook – Third Quarter FY26
•Revenue is expected to range between $500 million and $560 million;
•GAAP gross margin is forecasted to be between 51 percent and 53 percent; and
•Combined GAAP R&D and SG&A expenses are anticipated to range between $151 million and $157 million, including approximately $21 million in stock-based compensation expense and $2 million in amortization of acquired intangibles, resulting in a non-GAAP operating expense range between $128 million and $134 million.

Cirrus Logic will host a live Q&A session at 5 p.m. ET today to discuss its financial results and business outlook. Participants may listen to the conference call on the investor relations website at investor.cirrus.com. A replay of the webcast can be accessed on the Cirrus Logic website approximately two hours following its completion or by calling (609) 800-9909 or toll-free at (800) 770-2030 (Access Code: 95424).

About Cirrus Logic, Inc.
Cirrus Logic is a leader in low-power, high-precision mixed-signal processing solutions that create innovative user experiences for the world’s top mobile and consumer applications. With headquarters in Austin, Texas, Cirrus Logic is recognized globally for its award-winning corporate culture.

Cirrus Logic, Cirrus and the Cirrus Logic logo are registered trademarks of Cirrus Logic, Inc. All other company or product names noted herein may be trademarks of their respective holders.

Investor Contact:
Chelsea Heffernan
Vice President, Investor Relations
Cirrus Logic, Inc.
(512) 851-4125
Investor@cirrus.com

Use of non-GAAP Financial Information
To supplement Cirrus Logic's financial statements presented on a GAAP basis, the company has provided non-GAAP financial information, including non-GAAP net income, diluted earnings per share, operating income and profit, operating expenses, gross margin and profit, tax expense, tax expense impact on earnings per share, effective tax rate, free cash flow, and free cash flow margin. A reconciliation of the adjustments to GAAP results is included in the tables below.

Non-GAAP financial information is not meant as a substitute for GAAP results but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. The non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.

Safe Harbor Statement
Except for historical information contained herein, the matters set forth in this news release contain forward-looking statements including our statements about our ability to expand into additional applications and markets and to leverage our mixed-signal processing expertise to expand our addressable market and drive long-term shareholder value; and our estimates for the third quarter fiscal year 2026 revenue, gross margin, combined research and development and selling, general and administrative expense levels, stock-based compensation expense, and amortization of acquired intangibles. In some cases, forward-looking statements are identified by words such as “expect,” “anticipate,” “target,” “project,” “believe,” “goals,” “opportunity,” “estimates,” “intend,” and variations of these types of words and similar expressions. In addition, any statements that refer to our plans, expectations, strategies, or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements are based on our current expectations, estimates, and assumptions and are subject to certain risks and uncertainties that could cause actual results to differ materially, and readers should not place undue reliance on such statements. These risks and uncertainties include, but are not limited to, the following: the level and timing of orders and shipments during the third quarter of fiscal year 2026; customer cancellations of orders; the failure to place orders consistent with forecasts; changes in government trade policies, including the imposition of tariffs or export restrictions; and global economic conditions and uncertainty, along with the risk factors listed in our Form 10-K for the year ended March 29, 2025 and in our other filings with the Securities and Exchange Commission, which are available at www.sec.gov. The foregoing information concerning our business outlook represents our outlook as of the date of this news release, and we expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise, unless required by law.

Summary Financial Data Follows:

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
(in thousands, except per share data; unaudited)

	Three Months Ended			Six Months Ended
	Sep. 27,	Jun. 28,	Sep. 28,	Sep. 27,	Sep. 28,
	2025	2025	2024	2025	2024
	Q2'26	Q1'26	Q2'25	Q2'26	Q2'25
Audio	$318,214	$240,043	$316,588	$558,257	$535,558
High-Performance Mixed-Signal	242,746	167,229	225,269	409,975	380,325
Net sales	560,960	407,272	541,857	968,232	915,883
Cost of sales	266,586	193,242	259,267	459,828	444,368
Gross profit	294,374	214,030	282,590	508,404	471,515
Gross margin	52.5%	52.6%	52.2%	52.5%	51.5%

Research and development	110,021	102,892	112,925	212,913	218,288
Selling, general and administrative	39,589	38,744	37,813	78,333	74,583
Total operating expenses	149,610	141,636	150,738	291,246	292,871

Income from operations	144,764	72,394	131,852	217,158	178,644

Interest income	8,695	8,622	8,134	17,317	16,336
Other income (expense)	(63)	(388)	19	(451)	1,628
Income before income taxes	153,396	80,628	140,005	234,024	196,608
Provision for income taxes	21,800	19,931	37,865	41,731	52,373
Net income	$131,596	$60,697	$102,140	$192,293	$144,235

Basic earnings per share	$2.57	$1.17	$1.92	$3.74	$2.70
Diluted earnings per share:	$2.48	$1.14	$1.83	$3.61	$2.59

Weighted average number of shares:
Basic	51,175	51,727	53,275	51,451	53,354
Diluted	53,054	53,319	55,800	53,195	55,753

Prepared in accordance with Generally Accepted Accounting Principles

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands, except per share data; unaudited)
(not prepared in accordance with GAAP)

Non-GAAP financial information is not meant as a substitute for GAAP results, but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. As a note, the non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.

	Three Months Ended			Six Months Ended
	Sep. 27,	Jun. 28,	Sep. 28,	Sep. 27,	Sep. 28,
	2025	2025	2024	2025	2024
Net Income Reconciliation	Q2'26	Q1'26	Q2'25	Q2'26	Q2'25
GAAP Net Income	$131,596	$60,697	$102,140	$192,293	$144,235
Amortization of acquisition intangibles	1,648	1,647	1,864	3,295	3,836
Stock-based compensation expense	20,597	20,809	22,447	41,406	43,832
Lease impairment	—	—	—	—	1,019
Adjustment to income taxes	(3,861)	(2,839)	(1,162)	(6,700)	(5,267)
Non-GAAP Net Income	$149,980	$80,314	$125,289	$230,294	$187,655

Earnings Per Share Reconciliation
GAAP Diluted earnings per share	$2.48	$1.14	$1.83	$3.61	$2.59
Effect of Amortization of acquisition intangibles	0.03	0.03	0.04	0.06	0.07
Effect of Stock-based compensation expense	0.39	0.39	0.40	0.78	0.79
Effect of Lease impairment	—	—	—	—	0.02
Effect of Adjustment to income taxes	(0.07)	(0.05)	(0.02)	(0.12)	(0.10)
Non-GAAP Diluted earnings per share	$2.83	$1.51	$2.25	$4.33	$3.37

Operating Income Reconciliation
GAAP Operating Income	$144,764	$72,394	$131,852	$217,158	$178,644
GAAP Operating Profit	25.8%	17.8%	24.3%	22.4%	19.5%
Amortization of acquisition intangibles	1,648	1,647	1,864	3,295	3,836
Stock-based compensation expense - COGS	363	300	355	663	621
Stock-based compensation expense - R&D	13,019	13,072	15,844	26,091	31,607
Stock-based compensation expense - SG&A	7,215	7,437	6,248	14,652	11,604
Lease impairment	—	—	—	—	1,019
Non-GAAP Operating Income	$167,009	$94,850	$156,163	$261,859	$227,331
Non-GAAP Operating Profit	29.8%	23.3%	28.8%	27.0%	24.8%

Operating Expense Reconciliation
GAAP Operating Expenses	$149,610	$141,636	$150,738	$291,246	$292,871
Amortization of acquisition intangibles	(1,648)	(1,647)	(1,864)	(3,295)	(3,836)
Stock-based compensation expense - R&D	(13,019)	(13,072)	(15,844)	(26,091)	(31,607)
Stock-based compensation expense - SG&A	(7,215)	(7,437)	(6,248)	(14,652)	(11,604)
Lease impairment	—	—	—	—	1,019
Non-GAAP Operating Expenses	$127,728	$119,480	$126,782	$247,208	$244,805

Gross Margin/Profit Reconciliation
GAAP Gross Profit	$294,374	$214,030	$282,590	$508,404	$471,515
GAAP Gross Margin	52.5%	52.6%	52.2%	52.5%	51.5%
Stock-based compensation expense - COGS	363	300	355	663	621
Non-GAAP Gross Profit	$294,737	$214,330	$282,945	$509,067	$472,136
Non-GAAP Gross Margin	52.5%	52.6%	52.2%	52.6%	51.5%

Effective Tax Rate Reconciliation
GAAP Tax Expense	$21,800	$19,931	$37,865	$41,731	$52,373
GAAP Effective Tax Rate	14.2%	24.7%	27.0%	17.8%	26.6%
Adjustments to income taxes	3,861	2,839	1,162	6,700	5,267
Non-GAAP Tax Expense	$25,661	$22,770	$39,027	$48,431	$57,640
Non-GAAP Effective Tax Rate	14.6%	22.1%	23.8%	17.4%	23.5%

Tax Impact to EPS Reconciliation
GAAP Tax Expense	$0.41	$0.37	$0.68	$0.78	$0.94
Adjustments to income taxes	0.07	0.05	0.02	0.12	0.10
Non-GAAP Tax Expense	$0.48	$0.42	$0.70	$0.90	$1.04

CONSOLIDATED CONDENSED BALANCE SHEET
(in thousands; unaudited)

	Sep. 27,	Mar. 29,	Sep. 28,
	2025	2025	2024
ASSETS
Current assets
Cash and cash equivalents	$593,476	$539,620	$445,759
Marketable securities	52,424	56,160	32,499
Accounts receivable, net	355,397	216,009	324,098
Inventories	236,409	299,092	271,765
Prepaid wafers	45,056	52,560	71,740
Other current assets	84,238	76,293	79,044
Total current Assets	1,367,000	1,239,734	1,224,905

Long-term marketable securities	250,146	239,036	228,302
Right-of-use lease assets	125,315	126,688	133,316
Property and equipment, net	151,154	159,900	168,265
Intangibles, net	24,451	27,461	25,700
Goodwill	435,936	435,936	435,936
Deferred tax asset	46,511	48,150	48,619
Long-term prepaid wafers	—	15,512	37,804
Other assets	29,170	34,656	53,292
Total assets	$2,429,683	$2,327,073	$2,356,139

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$79,974	$63,162	$91,899
Accrued salaries and benefits	52,689	52,075	51,861
Lease liability	19,481	21,811	22,800
Other accrued liabilities	58,179	58,140	62,716
Total current liabilities	210,323	195,188	229,276

Non-current lease liability	120,985	121,908	129,806
Non-current income taxes	45,357	44,040	42,683
Other long-term liabilities	10,576	16,488	26,247
Total long-term liabilities	176,918	182,436	198,736

Stockholders' equity:
Capital stock	1,903,638	1,860,281	1,819,589
Accumulated earnings	139,025	90,351	107,233
Accumulated other comprehensive (loss) income	(221)	(1,183)	1,305
Total stockholders' equity	2,042,442	1,949,449	1,928,127
Total liabilities and stockholders' equity	$2,429,683	$2,327,073	$2,356,139

Prepared in accordance with Generally Accepted Accounting Principles

CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS
(in thousands; unaudited)

	Three Months Ended

	Sep. 27,	Sep. 28,
	2025	2024
	Q2'26	Q2'25
Cash flows from operating activities:
Net income	$131,596	$102,140
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	12,704	12,618
Stock-based compensation expense	20,597	22,447
Deferred income taxes	7,470	4,984
Loss on retirement or write-off of long-lived assets	—	12
Other non-cash charges	68	87
Net change in operating assets and liabilities:
Accounts receivable, net	(141,312)	(134,019)
Inventories	42,575	(39,199)
Prepaid wafers	16,878	25,531
Other assets	(8,485)	(341)
Accounts payable and other accrued liabilities	29,451	27,268
Income taxes payable	(19,328)	(13,297)
Net cash provided by operating activities	92,214	8,231
Cash flows from investing activities:
Maturities and sales of available-for-sale marketable securities	39,752	835
Purchases of available-for-sale marketable securities	(43,171)	(3,577)
Purchases of property, equipment and software	(3,868)	(2,670)
Investments in technology	(642)	(70)
Net cash used in investing activities	(7,929)	(5,482)
Cash flows from financing activities:
Net proceeds from the issuance of common stock	1,568	4,859
Repurchase of stock to satisfy employee tax withholding obligations	(1,261)	(3,207)
Repurchase and retirement of common stock	(39,986)	(49,993)
Net cash used in financing activities	(39,679)	(48,341)
Net increase (decrease) in cash and cash equivalents	44,606	(45,592)
Cash and cash equivalents at beginning of period	548,870	491,351
Cash and cash equivalents at end of period	$593,476	$445,759

Prepared in accordance with Generally Accepted Accounting Principles

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands; unaudited)

Free cash flow, a non-GAAP financial measure, is GAAP cash flow from operations (or cash provided by operating activities) less capital expenditures. Capital expenditures include purchases of property, equipment and software as well as investments in technology, as presented within our GAAP Consolidated Condensed Statement of Cash Flows. Free cash flow margin represents free cash flow divided by revenue.

	Twelve Months Ended	Three Months Ended

	Sep. 27,	Sep. 27,	Jun. 28,	Mar. 29,	Dec. 28,
	2025	2025	2025	2025	2024
	Q2'26	Q2'26	Q1'26	Q4'25	Q3'25

Net cash provided by operating activities (GAAP)	$557,319	$92,214	$116,131	$130,386	$218,588
Capital expenditures	(23,148)	(4,510)	(2,770)	(9,181)	(6,687)
Free Cash Flow (Non-GAAP)	$534,171	$87,704	$113,361	$121,205	$211,901

Cash Flow from Operations as a Percentage of Revenue (GAAP)	29%	16%	29%	31%	39%
Capital Expenditures as a Percentage of Revenue (GAAP)	1%	1%	1%	2%	1%
Free Cash Flow Margin (Non-GAAP)	27%	16%	28%	29%	38%

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in millions; unaudited)
(not prepared in accordance with GAAP)

Q3 FY26
Guidance
Operating Expense Reconciliation
GAAP Operating Expenses	$151 - 157
Stock-based compensation expense	(21)
Amortization of acquisition intangibles	(2)
Non-GAAP Operating Expenses	$128 - 134